UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2017

ASPEN INSURANCE HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
141 Front Street
Hamilton HM 19
Bermuda
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (441) 295-8201
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Section 2 — Financial Information

Item 2.02 Results of Operations and Financial Condition

On April 26, 2017, Aspen Insurance Holdings Limited (“Aspen” or the “Company”) issued a press release announcing results for the quarter ended March 31, 2017, which is attached hereto as Exhibit 99.1. In addition, a copy of the Aspen Insurance Holdings Limited Earnings Release Supplement for the quarter ended March 31, 2017 is attached hereto as Exhibit 99.2.

Section 5 — Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 26, 2017, Mr. Grahame Dawe was appointed to the position of Aspen’s Chief Accounting Officer with immediate effect. Mr. Dawe, age 46, joined Aspen as the U.K. Financial Controller in 2003 and then assumed the role of Group Technical Accountant in 2006 before taking the position of Group Financial Controller in 2009. Before joining Aspen, Mr. Dawe spent six years as an Audit Senior and Manager at KPMG Audit Plc. Mr. Dawe started his career as an Accountant at Sedgwick Oakwood Lloyd’s Underwriting Agents Limited. Mr. Dawe is a Fellow of the Association of Chartered Certified Accountants and has been a member since 1997.

There are no family relationships between Mr. Dawe and any of Aspen’s directors or executive officers, and there is no arrangement or understanding between Mr. Dawe or any other person and Aspen or any of its subsidiaries pursuant to which he was appointed as an officer of Aspen. Mr. Dawe also serves as a director on various boards of Aspen’s subsidiaries. There are no transactions that would be required to be reported under Item 404(a) of Regulation S-K between Mr. Dawe or any of his immediate family members and Aspen or any of its subsidiaries.

Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure

On April 26, 2017, Aspen issued a press release announcing results for the quarter ended March 31, 2017, which is attached hereto as Exhibit 99.1. A copy of the Aspen Insurance Holdings Limited Earnings Release Supplement for the quarter ended March 31, 2017 is attached hereto as Exhibit 99.2.

In addition, the information about Aspen described in the slides attached hereto as Exhibit 99.3, to be used for reference during the earnings call to be held on April 27, 2017, will be presented by the Chief Executive Officer, the Chief Financial Officer and other members of Aspen’s senior management to various investors throughout the second quarter of 2017.
Safe Harbor for Forward-Looking Statements
Some of the statements in Exhibit 99.3 include forward-looking statements which reflect Aspen’s current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to Aspen in general and the insurance and reinsurance sectors specifically. Statements that include the words “expect,” “assume,” “objective,” “intend,” “plan,” “believe,” “do not believe,” “aim,” “project,” “anticipate,” “seek,” “will,” “likely,” “estimate,” “may,” “continue,” “guidance,” “outlook,” “trends,” “future,” “could,” “would,” “should,” “target,” “on track” and similar statements of a future or forward-looking nature identify forward-looking statements in Exhibit 99.3 for purposes of the U.S. federal securities laws or otherwise. Aspen intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.
All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. See slide 2 of the attached presentation on Exhibit 99.3 for such factors as well as Aspen’s Annual Report on Form 10-K filed with the United States Securities and Exchange Commission.
Forward-looking statements speak only as of the date on which they are made, or as otherwise indicated, and Aspen undertakes no obligation publicly to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are furnished as part of this report:

99.1.	Press Release of the Registrant, dated April 26, 2017.

99.2.	Earnings Release Supplement for the quarter ended March 31, 2017.

99.3.	First Quarter 2017 Presentation

The information furnished under Item 2.02, Item 7.01 and Item 9.01 shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED (Registrant)

Dated: April 26, 2017	By:	/s/ Scott Kirk
	Name:	Scott Kirk
	Title:	Chief Financial Officer

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